Related Party Transactions and balances	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
Related Party Transactions and balances
19.	Related Party Transactions and balances

In 2020, property management fees of $1.3 million (2019: $0.5 million) were paid to Kaisa Property Management (Shenzhen) Co., Ltd. Kaisa Property Management (Shenzhen) Co., Ltd is a controlled subsidiary of our principal shareholder. In 2018, no related party transactions occurred. All the contract terms are at arm’s length and management service fees are paid monthly.

As of December 31, 2020, the balance payable to Greater Sail, as a result of the voided Private Placement, is $146.9 million (2019: Nil), which is unsecured, interest-free and repayable on demand, and the balance payable to Kaisa Property Management (Shenzhen) Limited is $0.2 million (2019: Nil), which is unsecured, interest-free and repayable on demand.